Exhibit 10.58

变更协议

Amendment Agreement

(修订函编号/Ref. No.: CL201508001-001)

隶属于/Belonging to: 授信协议/Facility Agreement

(编号/Ref. No.: CL201508001)

第一部分 签署页/Part I Execution Page	变更协议编号/Agreement Ref. No.: CL201508001-001

签署页

Execution Page

融资行 Financing Bank	客户 Client

浦发硅谷银行有限公司 SPD SILICON VALLEY BANK CO., LTD.	播思微系统香港有限公司 BORQS Hong Kong Limited

住所地 with address at	住所地 with address at

上海市杨浦区大连路 588 号宝地广场 B 座 21 楼 200082

21/F, Block B, Baoland Plaza, No. 588, Dalian Road, Shanghai 200082	Office B, 21/F., Legend Tower, 7 Shing Yip Street, Kwun Tong, Kowloon, Hong Kong

以上当事人在本协议中简称为“融资行” hereinafter referred to as “Financing Bank”	以上当事人在本协议中简称为“客户” hereinafter referred to as "Client"

  上述各方当事人在此同意并接受本变更协议中所述之全部条款；客户特此确认， 就本协议项下有关条件和条款，融资行已向客户作出充分的说明和解释， 客户已理解、同意、承认该等条款。

The parties above hereby agree to and accept all terms and conditions set forth in this Amendment Agreement. The Client hereby confirms that sufficient interpretations and explanations have been made by the Financing Bank in relation to the clauses hereunder and all of them have been understood, agreed and acknowledged by the Client completely.

有鉴于此，上述各方当事人签章如下：

Accordingly, the above parties execute as follows:

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

变更协议条款

TERMS AND CONDITIONS

鉴于:

Whereas,

浦发硅谷银行有限公司（作为融资行）与客户（作为借款人）于 2015 年 08 月 31 日签署了《授信协议》（编号： CL201508001，下称“《授信协议》”）以及其他相关文件(连同前述文件的任何变更、修订、补充，以下简称“融 资文件”)。根据融资文件，银行同意向客户提供金额为美元叁佰万元整之银行授信(下称“授信”)。现经各方协商一 致，达成如下增补及变更条款(“本变更协议”)，以资协议各方共同恪守：

SPD SILICON VALLEY BANK CO., LTD. (as financing bank) and the Client (as borrower) have entered into a Facility Agreement (“Facility Agreement”) dated August 31st, 2015 (Ref. No. CL201508001) and other related documents (together with any modification, amendment, supplement of/to the foregoing, hereinafter as the “Finance Documents”). Pursuant to the Finance Documents, the Financing Bank agrees to make available to the Client the facility up to USD3,000,000.00 (hereinafter as the “Facility”). Based on the foregoing, the parties hereby further agree to reach the amendment and/or supplementary clause as below (hereinafter as the “Amendment Agreement”).

1.       各方一致不可撤销地确认本变更协议条款如下：

The parties hereby irrevocably confirm the following amendment clauses below:

(1) 《授信协议》第二部分“特别条款”中对于“额度”中的如下内容：

The contents of “Facility Amount” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

授信总额度：

美元 3,000,000.00

大写金额: 美元叁佰万元整

Total Facility Amount:

USD3,000,000.00

In words: THREE MILLION US Dollar

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

授信总额度：

美元 5,000,000.00

大写金额: 美元伍佰万元整

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

Total Facility Amount:

USD5,000,000.00

In words: FIVE MILLION US DOLLAR

引用结束/UNQUOTE

(2) 《授信协议》第二部分“特别条款”中对于“关于所有业务品种均应遵循的财务约定”中的如下内容：

The contents of “General Financial Covenants for all product-types” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

未取得融资行同意的情况下，客户、本授信合同项下的任何担保人及远特（北京）通信技 术有限公司不得将其任何资产转让给第三方，同时，不得产生其他银行或第三方的额外债 务（Red Lion Capital 的美元 3,000,000.00 授信除外）。

Without the consent from the Financing Bank, the Client, any Guarantors under this facility and Yuantel (Beijing) Telecommunications Technology Co., Ltd. will not be allowed to grant any of its assets to third party or obtain additional indebtedness from other banks or third party (except for up to USD3,000,000.00 from Red Lion Capital).

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

未取得融资行同意的情况下，客户、本授信合同项下的任何担保人及远特（北京）通信技 术有限公司不得将其任何资产转让给第三方，同时，不得产生其他银行或第三方的额外债 务（Partners For Growth IV, L.P.及其关联公司的美元 8,000,000.00 授信除外）。

Without the consent from the Financing Bank, the Client, any Guarantors under this facility and Yuantel (Beijing) Telecommunications Technology Co., Ltd. will not be allowed to grant any of its assets to third party or obtain additional indebtedness from other banks or third party (except for the credit facility up to USD8,000,000.00 from Partners For Growth IV, L.P. and its affiliated).

本协议项下客户在此确认，若客户的关联公司【即：播思通讯技术（北京）有限公司，统 一社会信用代码：91110108666251455B，注册地址为：北京市海淀区八里庄路 62 号院 1

号楼 8 层 943 室】在其与融资行间签署的任何融资或业务文件项下发生违约的，即视为构 成本协议项下的违约事件，融资行有权依据法律及本协议相关约定行使追索权利。

The Client under this Agreement hereby confirm that in case that any event of default occurred under any finance or business document which is signed between the Financing Bank and the related company of the Client (viz. Borqs Beijing Ltd., Unified Social Credit Code No. 91110108666251455B, Registered Address: Room 943, 8/F, Building No. 1, No. 62, Balizhuang Road, Haidian District, Beijing), it should be deemed as constituting an event of default under this Agreement; accordingly the Financing Bank shall have the right to exercise any or all of its rights of recourse in accordance with the provisions of the laws and this Agreement.

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

引用结束/UNQUOTE

(3) 《授信协议》第二部分“特别条款”中对于“其他约定”中的如下内容： The contents of “Others” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

在本授信合同有效期内，客户在融资文件项下任何债务均应当优先于客户在 Red Lion Capital 的任何债务。

Within the period of this agreement, any indebtedness of the client from Red Lion Capital shall be subordinate to any indebtedness of the client from the Financing Bank.

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

在本授信合同有效期内，客户在融资文件项下任何债务均应当优先于客户在 Partners For Growth IV, L.P.及其关联公司的任何债务。

Within the period of this agreement, any indebtedness of the client from Partners For Growth IV, L.P and its affiliated shall be subordinate to any indebtedness of the client from the Financing Bank.

引用结束/UNQUOTE

(4) 《授信协议》第二部分“特别条款”中对于“关于所有业务品种均应遵循的财务约定”中的如下内容： The contents of “General Financial Covenants for all product-types” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

客户应确认其在合并报表层面上满足和维持：

The Client shall confirm to obtain and maintain under this Agreement on a consolidated basis:

1)     每月最小流动比率：1.25:1.00

Minimum Monthly Adjusted Quick Ratio (AQR) of: 1.25:1.00

流动比率定义为：(非绑定现金 + 应收帐款净额)除以(流动负债 - 递延收入)。

AQR is defined as (unrestricted cash + net account receivables) divided by (current liabilities - deferred revenue).

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

2)      每季度最低 EBITDA：USD500,000.00

Minimum quarterly EBITDA of: USD500,000.00

注：该财务约束指标从 2015 年第三季度开始测算且 2016 年度的财务约束指标将在收 到最新的财务预算后重新设定。

Note: This financial covenant shall be tested starting from Q3 2015 and the financial covenant for 2016 will be adjusted upon receipt of updated financial forecast.

3)      偿债备付率:2X

Debt Service Coverage Ratio of: 2X

偿债备付率定义为：每季度 EBITDA / 每季度所有银行借款应还本息金额。

Debt Service Coverage Ratio is defined as quarterly EBITDA divided by quarterly principal and interest payment of all bank debt.

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

客户应确认在合并报表层面上需维持：

The Client shall confirm to maintain on a consolidated basis:

1)      每月最小调整后速动比率：1.25:1.00

Minimum Monthly Adjusted Quick Ratio (AQR) of: 1.25:1.00

调整后速动比率定义为：（非绑定现金 + 应收帐款净额）除以（流动负债 - 递延收入）。 AQR is defined as (unrestricted cash + net account receivables) divided by (current liabilities - deferred revenue).

2)      每季度最低 EBITDA：USD500,000.00

Minimum Quarterly EBITDA of: USD500,000.00

注：该财务约束指标将在收到并审核 2017 年董事会批准的（最新）预算后更新。 Note: This financial covenant for 2017 will be adjusted upon receipt and review of 2017 board-approved (updated) plan.

引用结束/UNQUOTE

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

(5) 《授信协议》第二部分“特别条款”中对于“其他约定”中的如下内容： The contents of “Others” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

关于资料提交，自本协议签署后，客户应：

Upon entering into this Agreement, the client shall:

1)      于每月结束之后 30 天内提供公司准备的合并的月度财务报表；

submit Monthly Company prepared consolidated financial statements within 30 days of each month end;

2)      于每月结束之后 30 天内提供应收账款账龄及应付账款账龄报告；

submit Accounts Receivable Aging and Payable Aging Report within 30 days of each month end;

3)      于每月结束之后 30 天内提供合规证书；

submit Monthly Compliance Certificate within 30 days of each month end;

4)      于每月结束之后 30 天内提供借款基础证书；

submit Monthly Borrowing Base Certificate within 30 days of each month end;

5)	在董事会通过和/或年底前 30 天内提供经公司董事会通过的合并的财务运营计划； submit Annual Board-approved consolidated financial projections within 30 days from Board approval and/or year end;
6)	于每一年度结束之后 270 天内提供经注册会计师审计的合并的年度财务报表；

submit Annual CPA-Audited consolidated financial statements within 270 days from year end;

7)      其他经融资行合理要求的报告。

submit such other reports which may be reasonably requested by the Financing Bank.

关于资料提交，自本协议签署后，播思通讯技术（北京）有限公司（公司注册号：

110000450022704，作为本协议之“担保人”）应：

Upon entering into this Agreement, Borqs Beijing Ltd. (Company No. 110000450022704, the Guarantor under this Agreement) shall:

1)      于每月结束之后 30 天内提供应收账款账龄及应付账款账龄报告；

Submit Accounts Receivable Aging and Payable Aging Report within 30 days of each month end;

2)	每年对公司的应收账款进行审计。首次应收账款审计应于本协议签署之日起 180 天内

完成；

AR Field Exam shall be conducted annually. The initial AR Field Exam should be done 180 days after upon entering into this agreement;

3)      其他经融资行合理要求的报告。

submit such other reports which may be reasonably requested by the Financing Bank.

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

关于资料提交，自本协议签署后，客户应：

Upon entering into this Agreement, the Client shall:

1)      于每月结束之后 30 天内提供公司准备的合并的月度财务报表；

submit Monthly Company prepared consolidated financial statements within 30 days of each month end;

2)      于每月结束之后 30 天内提供应收账款账龄及应付账款账龄报告；

submit Accounts Receivable Aging and Payable Aging Report within 30 days of each month end;

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

3)      于每月结束之后 30 天内提供合规证书；

submit Monthly Compliance Certificate within 30 days of each month end;

4)      于每月结束之后 30 天内提供借款基础证书；

submit Monthly Borrowing Base Certificate within 30 days of each month end;

5)      每年对公司的应收账款进行审计，首次应收账款年审应于本变更协议签署之日起 60

天内完成；

AR Field Exam shall be conducted annually and the initial AR Field Exam should be completed within 60 days from the execution date of this Amendment Agreement;

6)      于每一年度结束之后 270 天内提供经注册会计师审计的年度财务报表；

submit Annual CPA-Audited financial statements within 270 days from year end;

7)      在每一年度董事会通过后 10 天内提供经公司董事会通过的合并的财务运营计划，但

最迟不得晚于每一年度结束之后 60 天；

submit Annual Board-approved consolidated financial projections within 10 days from Board approval, but no later than 60 days from year end;

8)      其他经融资行合理要求的报告。

submit such other reports which may be reasonably requested by the Financing Bank.

引用结束/UNQUOTE

(6) 《授信协议》第四部分“业务条款”中“业务品种：应收账池贷款”中“业务额度”中的如下内容： the contents of “Pooled A/R Loan Limit” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

金额/Amount: 美元/USD2,000,000.00

大写/in words:

美元贰佰万元整

TWO MILLION US DOLLOR

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

金额/Amount: 美元/USD4,000,000.00

大写/in words:

美元肆佰万元整

FOUR MILLION US DOLLOR

引用结束/UNQUOTE

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

(7) 《授信协议》第四部分“业务条款”中“业务品种：应收账池贷款”中“业务额度到期日”中的如下内 容：

the contents of “Maturity Date of the Loan Limit” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

自本业务额度首次提款之日起 12 个月届满之日，但首次提款不得晚于 2015 年 09 月 30

日

12 months from the date of first drawdown under this specification, but the first drawdown shall no later than September 30th, 2015

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

2017 年 08 月 31 日

August 31st, 2017

引用结束/UNQUOTE

(8) 《授信协议》第四部分“业务条款”中“业务品种：应收账池贷款”中“应收账池财务指标”中的如下 内容：

the contents of “Borrowing Formula” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

融资率：在任何时点，客户在本业务条款项下的未清偿贷款余额，不得超过客户应收账池 中的合格应收账款余额的 80%与播思通讯技术（北京）有限公司（亦作为本协议之“担保 人”）应收账池中的合格应收账款余额的 60%之和。

Advance Rate: at any time, the outstanding amount under this Specification shall not exceed 80% of total Eligible Accounts Receivable in the A/R pool of the Client plus 60% of total Eligible Accounts Receivable in the A/R pool of Borqs Beijing Ltd. (the Guarantor under this Agreement).

合格应收账款不包括且不限于：账龄超过 90 天的应收账款，抵消账户及预计可抵消的递 延收入账户产生的应收账款，关联交易产生的应收账款，政府账户(除非根据债权转让)产 生的应收账款，单一债务人集中度超过 25%的应收账款(基于客户总的应收账款)。未开具

发票的应收账款也是不合格的。

Eligible Accounts shall exclude, but are not limited to, the following: Accounts greater than 90 days from invoice date; Contra accounts and accounts with potential off-set with deferred revenue; Affiliate accounts; Government accounts (unless under an assignment of claims); Amounts exceeding 25% concentration limit (of the Client’s total AR base) for a single debtor. Unbilled A/R is not eligible.

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

融资率：在任何时点，客户在本业务条款项下的未清偿贷款余额，不得超过应收账池中的 合格应收账款余额的 80%。

Advance Rate: at any time, the outstanding amount under this Specification shall not exceed 80% of total Eligible Accounts Receivable in the A/R pool.

合格应收账款不包括且不限于：账龄超过 90 天的应收账款，抵消账户及预计可抵消的递

延收入账户产生的应收账款，超过 90 天账款 50%的余额，超过 90 天的贷方余额；关联交 易产生的应收账款，政府账户（除非根据债权转让）产生的应收账款，单一债务人集中度 超过 25%的应收账款（基于客户总的应收账款），未开具发票的应收账款也是不合格的。 Eligible Accounts shall exclude, but are not limited to, the following: Accounts greater than 90 days from invoice date; Contra accounts and accounts with potential off-set with deferred revenue; Cross Age accounts; Credit Balances over 90 Days; Affiliate accounts; Government accounts (unless under an assignment of claims); Amounts exceeding 25% concentration limit (of the Client’s total AR base) for a single debtor; Unbilled A/R is not eligible.

引用结束/UNQUOTE

(9) 《授信协议》第五部分“附件”中“附件三”将在本变更协议生效后调整为以下内容：

The contents of “Appendix 3” in Part V Schedule of the Facility Agreement shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

附件三：

Schedule 3

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

合规证书

COMPLIANCE CERTIFICATE

The Client(s) under this Agreement confirms and undertakes to the Financing Bank that: 本协议中的客户 对融资行确认和承诺：

a)	COMPLIANCE CERTIFICATE(S) would be completed and provided in accordance with the requirements of the Financing Bank during the period of this Agreement; 在本协议期限内，合规证明将根据融资行要求完成并提供；

b)	any COMPLIANCE CERTIFICATE submitted by the Client(s) shall comply in substance with the format required by the Financing Bank (including the format set forth below or any further version notified by the Financing Bank).

任何客户提交的合规证明将符合融资行要求的格式（包括下述格式或日后融资行修订的格式）

COMPLIANCE CERTIFICATE

TO: SPD SILICON VALLEY BANK CO., LTD.	Date:
致：浦发硅谷银行有限公司	日期

FROM: BORQS Hong Kong Limited

发件人: 播思微系统香港有限公司

The undersigned authorized officer of BORQS Hong Kong Limited (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”): 在下文中签字的播思微系统香港有限公司（“借款人”）的被授权人证明，根据借款人与银行之间的贷款协议（“协 议”）的条款和条件：

(1) Borrower is in complete compliance for the period ending with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

(1)在截至[ ]的期限内，借款人完全遵守了所有要求的承诺（下文另行载明的除外）；(2)不存在任何违约事

件；(3)协议下的所有陈述和保证在本证明日期均是真实和正确的（下文另行载明的除外），但前提条件是：上述 重大方面标准不适用于那些已符合要求或已被实质性修改的陈述或保证；明示提及某个具体日期的陈述和保证， 在该日期做出时在所有重大方面是真实正确的；(4)借款人及其每一个子公司均及时进行了纳税申报和报告；借款 人及时支付了所有海内外税款、征税、保证金和供款；(5)不存在借款人先前未书面通知银行的、就未付员工工资 或福利针对借款人或其子公司设定的留置或提出的索赔。

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

请查收附件中的有关上述证明的材料。下文签名者证明：该等材料系按一贯适用的 GAAP 从一个期限到下一期限

所准备的（根据所附信函或脚注另行提供解释的除外）。下文中的签名者确认，借款人申请提款在任何时间或日

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

期均未违反协议的任何条款，合规性确认，并非仅确认在本证明交付日期合规。本证明中未定义的术语的含义与 协议中所给定义相同。

Please indicate compliance status by circling Yes/No under “Complies” column.

请在下表内的“符合”栏内圈明合规状态。

Reporting Covenant 报告约定	Required 要求	Complies 合规与否
Monthly Company prepared consolidated financial statements 公司准备的合并的月度财务报表	Monthly within 30 days of each month end 于每月结束之后 30 天内	Yes/No 是/否
Accounts Receivable and Payable Aging Report 应收账款账龄报告及应付账款账龄报告	Monthly within 30 days of each month end 于每月结束之后 30 天内	Yes/No 是/否
Compliance Certificate 合规证书	Monthly within 30 days of each month end 于每月结束之后 30 天内	Yes/No 是/否
Borrowing Base Certificate 借款基础证书	Monthly within 30 days of each month end 于每月结束之后 30 天内	Yes/No 是/否
Annual CPA-Audited financial statements 经注册会计师审计的年度财务报表	Annually within 270 days from year end 于每一年度结束之后 270 天内	Yes/No 是/否
Board-approved consolidated financial	Within 10 days from Board approval, but no later	Yes/No
projections	than 60 days from year end	是/否
经公司董事会通过的合并的年度财务运营计划	在每一年度董事会通过后10天内提供，但最迟不
得晚于每一年度结束之后 60 天
AR Field Exam	Conducted annually and the initial AR Field Exam	Yes/No
应收账款年审	should be completed within 60 days from from the	是/否
execution date of this Amendment Agreement
每年对公司的应收账款进行审计，首次应收账款年
审应于本变更协议签署之日起60天内完成

Financial Covenant 财务约定	Required 要求	Actual 实际	Complies 合规与否
客户应确认在合并报表层面上需维持： The Client shall confirm to maintain on a consolidated basis:
每月最小调整后速动比率： Minimum Monthly Adjusted Quick Ratio (AQR):	1.25:1.00		Yes/No 是/否
调整后速动比率定义为：（非绑定现金 + 应收帐款净额）除以（流动负债 - 递延收入）。 AQR is defined as (unrestricted cash + net account receivables) divided by (current liabilities - deferred revenue).
每季度最低 EBITDA： Minimum Quarterly EBITDA of:	USD500,000.00		Yes/No 是/否
注：该财务约束指标将在收到并审核 2017 年董事会批准的(最新)预算后更新。 Note: This financial covenant for 2017 will be adjusted upon receipt and review of 2017 board-approved (updated) plan.

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

请列明已登记（或已提交登记申请）的知识产权信息：（若无此等事项，请注明“无”）

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

Other Matters

其他事项

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? （☐  Yes  ☐ No）

是否借款人的资本构成表（capitalization table）以及借款人或其任何子公司的运营文件发生了修改或变动？

（□是 □否）

If yes, provide copies of any such amendments or changes with this Compliance Certificate.

若选择“是”，请随本证书一并提供此等修改文件之副本。

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

以下是关于上述证明的除外事项：（若无除外事项，请注明“无除外事项可写”）

----------------------------------------------------------------------------------------------------------------------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------------- ----------------------------

----------------------------------------------------------------------------------------------------- ----------------------------------------------------

COMPANY	BANK USE ONLY

播思微系统香港有限公司
BORQS Hong Kong Limited

By:	Received by:
AUTHORIZED SIGNER
Name:	Date:

Title:	Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No
签署人：	仅银行填写： 接收人
姓名：
职务	授权签字人

日期 :

审核人：
授权签字人

日期：

是否符合：是 否

引用结束/UNQUOTE

(10) 《授信协议》第五部分“附件”中“附件四”将在本变更协议生效后调整为以下内容：

The contents of “Schedule 4” in Part V Schedule of the Facility Agreement shall be amended into the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

附件四：                                                                                                                   借款基础证书

Schedule 4	BORROWING BASE CERTIFICATE

借款人/Borrower:	播思微系统香港有限公司
BORQS Hong Kong Limited
贷款人/Lender:	浦发硅谷银行有限公司
SPD SILICON VALLEY BANK CO., LTD.
承诺金额：	美元伍佰万元整（其中美元肆佰万元整为应收账池贷款）
Commitment Amount:	USD5,000,000.00 (USD4,000,000.00 for Pooled A/R Loan)

应收账款/ACCOUNTS RECEIVABLE	币种/金额 Currency/Amount
1. 应收账款（发票）账面价值( ) Accounts Receivable (invoiced) Book Value (as of )
2. 附加金额（请在下页中解释） Additions (Please explain on next page)
3. 减去：关联/员工/非交易性账目 Less: Intercompany / Employee / Non-Trade Accounts
4. 净贸易应收账款 NET TRADE ACCOUNTS RECEIVABLE
应收账款抵扣（不重复计算） ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5. 帐龄超过 90 天的 90 Days Past Invoice Date
6. 超过 90 天的信用余额 Credit Balances over 90 Days
7. 超过 90 天账款 50%的余额（跨帐龄的或影响目前的） Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)
8. 未由借款人出具发票的账款 Accounts not invoiced by Borrower
9. 抵消帐户/客户储蓄账目 Contra / Customer Deposit Accounts
10. 政府/机关账目 Government / Authority Accounts
11. 推广账目或演示账目；保证销售账目或寄售账目 Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts
12. 含备忘录的或预结算的账目 Accounts with Memo or Pre-Billings
13. 合同账目；进度/节点结算的账目 Contract Accounts; Accounts with Progress / Milestone Billings
14. 保留款结算的账目 Accounts for Retainage Billings

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

15. 信托/报税账目 Trust / Bonded Accounts
16. 结算及持有账目 Bill and Hold Accounts
17. 未结算账目 Unbilled Accounts
18. 非交易性账目（若上述中未抵扣） Non-Trade Accounts (If not already deducted above)
19. 具有展期的发票的账目（净 90+） Accounts with Extended Term Invoices (Net 90+)
20. 退款账目/借方备忘录 Chargebacks Accounts / Debit Memos
21. 产品退货/换货 Product Returns / Exchanges
22. 具有争议的账目；破产债务人账目 Disputed Accounts; Insolvent Account Debtor Accounts
23. 递延收入/其他（请在下一页中解释） Deferred Revenue/ Other (Please explain on next page)
24. 超过集中度限量（25%） Concentration Limits (25%)
25. 应收账款抵扣总金额 TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS
26. 合格账目（第 4 项的金额将去第 25 项的金额） Eligible Accounts (#4 minus #25)
27. 合格账目的金额（第 26 项的 80%） ELIGIBLE AMOUNT OF ACCOUNTS (80% of #26)
余额/BALANCES
28. 最高贷款限额 Maximum Loan Amount
29. 可放贷金额（第 27 项与第 28 项中的较低者） Total Funds Available [Lesser of #27 or #28]
30. 目前在循环贷款 1 下的欠款余额 Present balance owing on Revolving Line 1
31. 储备头寸（第 29 项减去第 30 项） RESERVE POSITION (#29 minus #30)
[续下页/Continued on following page.] 对上页中内容的解释： Explanatory comments from previous page:

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

签署人承认并保证上述内容是真实、完整以及准确的，并且本借款基础证书中的所有信息符 合签署人与浦发硅谷银行有限公司所签订的贷款协议下的陈述与保证的规定。

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan Agreement between the undersigned and SPD SILICON VALLEY BANK CO., LTD..

仅供银行使用/BANK USE ONLY
公司/Company:	接收人/Received by: _____________________
授权签字人/AUTHORIZED SIGNER
签字/By: ___________________________
授权签字人/Authorized Signer	日期/Date: __________________________

核验/Verified: ________________________
日期/Date:	授权签字人/authorized signer

Date: ___________________________

是否合规/Compliance Status:是/Yes 否/No

引用结束/UNQUOTE

2.	客户在此确认，至本变更协议签署之日没有发生任何违约事件或潜在违约事件及所有声明保证在任何事实方 面仍然保持真实、准确。客户在融资文件项下所述的每一项声明和保证，在本变更协议和担保文件（如有） 签署后均将继续保持真实和准确并被全面遵守。

The Client hereby confirms that, at and until the execution date of the Amendment Agreement, no Events of Default or potential Events of Default are existing or continuing, and all representations and warranties made by any Client remain true and accurate in all material respects. Each representation and warranty made by the Client under the Finance Documents will continue to remain true, accurate and be in complete compliance after the execution of the Amendment Agreement and security documents (if any).

3.	本变更协议由封面、第一部分(签署页)和第二部分(正文)组成，并构成不可分割的完整整体。除非另有明确 说明，本变更协议中定义和术语与授信协议中具有相同含义。

This Amendment Agreement consists of the cover page, part I (execution page) and part II (context), which shall constitute an integrity. Unless otherwise stated hereunder, terms and definitions defined herein shall bear the same meaning ascribed to it in the Finance Documents.

4.	本变更协议是融资文件不可分割的组成部分。本变更协议与融资文件约定不一致的，以本变更协议为准，融 资文件其余条款保持不变，本变更协议未涉及事项仍应依照融资文件的约定执行。

This Amendment Agreement shall constitute an integral part of the Finance Documents. In the event of any discrepancy between this Amendment Agreement and the Finance Documents, this Amendment Agreement shall prevail without prejudice to any other provisions of the Finance Documents. Matters not covered in this Amendment Agreement shall still be dealt with by the parties in compliance with the provisions of the Finance Documents.

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-001

5.	所有与本变更协议有关的费用，无论是法律费用或其它费用，包括(但不限于)就本协议各份正本应付的中国

法下的印花税以及与本变更协议的准备、谈判、签署和执行相关的律师费，均应由客户支付。

Any and all costs in relation to this Amendment Agreement including but not limited to legal fee and other cost, such as stamp duty charged under the PRC law for each original copy of this Agreement and any attorney fee payable in relation to the planning, negotiation, execution and implementation of this Amendment Agreement, shall be borne by the Client.

6.	本协议自融资行与客户有权签字人签字并加盖公章后生效。

This Amendment Agreement shall come into force after it has been duly signed by the authorized person(s) of the Financing Bank and the Client(s) and sealed with common chops by both/all parties.

7.	本协议以中文和英文书就，若两种语言版本的内容发生任何不一致，则应以中文为准。

This Amendment Agreement is written in both Chinese and English. In the event of any inconsistency between these two versions, the Chinese version shall prevail.

8.	本变更协议一式 贰 份，所有签署方各执 壹 份，均具有同等法律效力。

This Amendment Agreement may be executed in TWO separate counterparts, each of which when so executed shall have equal legal effect. Each party may have one counterpart.

-以下无正文-

-END OF AMENDMENT AGREEMENT-

担保人(如有)确认：

Confirmed by the Security Provider(s)(if any):

  我们已充分阅读和了解原融资文件以及本变更协议内容，且所有相关必要说明已有融资行提供；我们在此确认同 意和接受上述变更，并愿就本次变更后的客户债务继续承担担保责任。

We have read and understood fully the contents of the previous Finance Documents and Amendment Agreement, and all related and necessary explanation have been given by the Financing Bank; we hereby confirm that we agree and accept the amendment stipulated above, and would continue to assume the security liabilities for the debts of the Clients after such amendments.

/s/ Pat Chan
担保人(保证人)授权代表签字
Security Provider(Guarantor)’s Authorized Signature
代表 BORQS International Holding Corp
on behalf of BORQS International Holding Corp
公章
Seal
日期 2016.07.20
Date